       1 (Ex. 10.6)

                               ARTICLES OF MERGER
                                       OF
                           FRESHLY FROZEN FOODS, INC.
                      a California corporation pursuant to
                    provision of the General Corporation Laws
                  of the State of California C.C. 1100 and 1101

                                     -INTO-

                              ISLAND RESOURCES, INC.
                     a New York Corporation as the surviving
                   corporation, pursuant to Section 901 of the
                   Business Corporation Law of New York State.

Articles of Merger made this lst day July, 1996 by Freshly Frozen Foods, Inc. a California corporation herein after called the "California Company", 454 South Anaheim Boulevard, Anaheim, California. and ISLAND RESOURCES, INC. a
New York corporation, 454 South Anaheim Boulevard, Anaheim, California after called the "New York Company", the two corporation being hereinafter sometimes called the Constituent Companies.

WHEREAS, the Board of Directors of each of the Constituent Companies deem it advisable and generally to the welfare of the Constituent Companies that the California Company merge with and into the New York Company under and pursuant to the provisions of section 901 of the New York Business Corporation Law and C.C. 1100 and 1101 of the General Corporation Laws of the State of California, and

WHEREAS, the New York Company is a corporation duly organized under the laws of the State of New York having been incorporated September 18, 1968, has authorized capital stock consisting of 10,000,000 shares of common stock, $.01 par per share of each, of which 7,191,628 shares have been duly issued and are now outstanding, and

WHEREAS, the California Company is a corporation duly organized under the laws of the State of California having .been incorporated March 28, 1986, has authorized capital stock consisting of 1,000,000 shares of which, 1,000,000 are voting shares of common stock no par value, of which 52,000 shares are issued and outstanding, and


WHEREAS, the laws of the States of New York and California permit such a merger, and the Constituent companies desire to merge under and pursuant to the provisions of the laws of their respective states; and

WHEREAS, the California Company shareholders have duly approved a merger of the California Company into the New York Company;

NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

       2 (Ex. 10.6)

1. MERGER: The California Company shall be and hereby is merged into the New York Company.

2. EFFECTIVE DATE: This Plan of Reorganization and Merger shall become effective immediately upon filling in the office of the office of the New York Secretary of State, the time of such effectiveness being herein after called the "Effective Date. "

     (a) For all purposes of the laws of the State of New York. this Plan of Merger and the merger herein provided for shall become effective and the separate existence of the California Company a California corporation, except insofar as it may be continued by statute, shall cease on the Effective Date.

     (b) For all purposes of the laws of the State of California, this Plan of Merger and the merger herein provided for shall become effective and the separate existences of the California Company except insofar as they may be continued by statute, shall cease as soon as; this Plan of Merger shall have been filed in the office of the Secretary of State of the State of New York.

     (c) The corporate identity, existence, purposes, powers, objects, franchises, rights and immunities of the New York Company shall continue unaffected and unimpaired by the merger hereby provided for, and the corporate identities, existences, purposes, powers, objects, franchises, rights and immunities of the New York Company shall be continued in and merged into the Surviving Company and shall be fully vested therewith.

     (d) On the Effective Date the Constituent Companies shall so become a single corporation.

2. NEW YORK COMPANY: The New York Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of New York and the separate corporate existence of the California Company shall cease forthwith upon the Effective Date, provided, however, that the New York Company may be served with process in the State of California in any proceeding for the enforcement of the rights of a dissenting shareholder of the California Company against the New York Company.

3. ARTICLES OF INCORPORATION: The Articles of Incorporation of the New York Company as presently exist shall be the Articles of Incorporation of the New York Company at the effective date.

4. BYLAWS: The bylaws of the New York Company as presently exist shall be the By-Laws of the Surviving Company on the effective date.

5. BOARD OF DIRECTORS AND OFFICERS: The members of the board of directors and the officers of the New York Company immediately after the effective date of the merger shall be those persons who were the members of the board of directors and the officers, respectively, of the California Company immediately prior to the effective date of the merger, and such persons shall serve in such offices, respectively, for the terms provided by law or in the By-laws, or until their respective successors are elected and qualified.

       3 (Ex. 10.6)

6. AUTHORITY TO CONDUCT BUSINESS: The New York Company represent that it has not filed an application for authority to do business in California. The New York Company will conduct no business in California without first filing and having such application approved by the State of California. The New York Company will file its application for authority to conduct business in any State(s) it plans to do business in immediately upon completion of the Merger.

7. CONVERSION OF SHARES: The manner of converting shares of the California Company into shares of the New York Company shall be as follows:

     Immediately upon the Effective Date of Merger, each share of stock of the California Company outstanding, without any action on the part of the holder thereof, shall automatically become and be converted into common stock of the New York Company at the rate of 57.007 shares of common stock of the New York Company for each outstanding share of the common stock of the California Company. Each certificate representing shares of the common stock of the California Company shall thereupon be deemed, for all corporate purposes, to evidence the ownership of the number of fully paid, nonassessable shares of common stock of the California Company convertible into shares of common stock of the New York Company.

8. RIGHTS OF SHAREHOLDERS: After the Effective Date of Merger, any holder of a certificate or certificates which theretofore represented shares of Common Stock of the California Company may, but shall not be required to surrender the same to the Transfer Agent of the New York Company, Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004 and shall thereupon be entitled to receive in exchange therefore a certificate representing the number of shares of Common Stock of the New York Company into which the shares of Common Stock of the California Company theretofore represented by such certificate or certificates shall have been converted.

9. AUTHORIZATION: The parties hereto acknowledge and respectively represent that this Merger Agreement is authorized by the laws of the respective jurisdictions of the Constituent Companies and that the matter was approved at a special shareholders meeting of the respective companies at which the shareholders voted as follows:

                                TOTAL COMMON SHARES      VOTED        VOTED
NAME OF CORPORATION             ENTITLED TO VOTE         FOR          AGAINST
-----------------------------------------------------------------------------
The California Company                      52,000        52,000         -0-
The New York Company                     7,191,628     5,537,554         -0-

10. FURTHER ASSURANCES OF TITLE: As and when requested by the New York Company or by its successors or assigns, the California Company will execute and deliver or cause to be executed and delivered all such deeds and instruments and will take or cause to be taken all such further action as the New York Company may deem necessary or desirable in order to vest in and confirm to the New York Company title to and possession of any property of the California Company acquired by the New York Company by reason or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof, and the officers and directors or the California Company and the officers and

       4  (Ex. 10.6)

directors of the New York Company are fully authorized in the name of the New York Company or otherwise to take any and all such action.

11. SERVICE OF PROCESS ON NEW YORK COMPANY: The New York Company agrees that it may be served with process in the State of California in any proceeding for enforcement of any obligation of the California Company as well as for the enforcement of any obligation of the New York Company arising from the merger, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of the General Corporation Law of California and hereby irrevocably appoints the Secretary of State of California as its agent to accept service of process in any suit or other proceeding. Copies of such process shall be mailed to the New York Company's Resident Agent: Martin Greenberg, Esq., 729 3rd Avenue,
New York, New York 10017, until further notice.

12. SHAREHOLDERS RIGHT TO PAYMENT: The New York Company agrees that subject to the provisions of the General Corporation Law of the State of California, it will pay to the shareholders of the California Company the amounts, if any, to which such shareholders may be entitled under the provisions of the above statutes of the laws of California as the case may be.

13. ABANDONMENT: This Plan of Reorganization and Merger may be abandoned (a) by either Constituent Corporation. acting by its Board of Directors, at any time prior to its adoption by the shareholders of both of the Constituent Companies as provided by law, or (b) by the mutual consent of the Constituent Companies, acting each by its Board of Directors, at any time after such adoption by such shareholders and prior to the effective date of the merger. In the event of abandonment of the Plan of Reorganization and Merger pursuant to (a) above, notice thereof shall be given by the Board of Directors of the Constituent Company so terminating to the other Constituent Company, and thereupon, or abandonment pursuant to (b) above, this Plan of Merger shall become wholly void and of no effect and there shall be no further liability or obligation hereunder on the part of either of the Constituent Companies or of its Board of Directors or Shareholders.

IN WITNESS WHEREOF, each of the corporate parties hereto pursuant to authority duly granted by its Board of Directors, has caused this Plan of Merger to be executed by its respective officers and its corporate seal to be affixed thereto.

     ISLAND RESOURCES, INC.                  FRESHLY FROZEN FOODS, INC.
     New York                                California

     By: /SIGNATURE/                         By: /SIGNATURE/
         ------------------                      ------------------
         Martin A. Greenberg                     Alex Bozzi
         President & Director                    President & Director

Attest:                              Attest:

         /SIGNATURE/                             /SIGNATURE/
         ------------------                      ------------------
         Giovanna Bozzi                          Martin A. Greenberg
         Secretary                               Secretary

       5  (Ex. 10.6)

STATE OF CALIFORNIA )
                    )ss
COUNTY OF ORANGE    )

This instrument was acknowledged before me this _2_ day of July, 1996, by Alex Bozzi and Giovanna Bozzi known to me to be the Officers and Directors of the FRESHLY FROZEN FOODS, INC. a California corporation, as set forth under their respective signatures.

                                                /SIGNATURE/
                                                --------------------
                                                My Commission Expires

                                                --------------------
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|                REGIS POSSINO         |
|  [SEAL]        COMM. # 990141        |
|          Notary Public -- California |
|              LOS ANGELES COUNTY      |
|        My Comm. Expires MAY 25, 1997 |
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